Fortune Brands Innovations Appoints Jesse Singh as Chief Executive Officer

Highlights

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Jesse Singh has been appointed as Fortune Brands Innovations CEO, effective June 29, 2026
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Singh is an experienced leader in the building products sector who has driven growth, operational excellence and shareholder value
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Interim CEO David Barry has been appointed Chief Operating Officer

DEERFIELD, Ill –June 29, 2026 -- Fortune Brands Innovations, Inc. (NYSE: FBIN or “Fortune Brands” or the “Company”), an industry-leading home, security and digital products company whose purpose is to elevate every life by transforming spaces into havens, today announced that its Board of Directors has unanimously appointed Jesse G. Singh as Chief Executive Officer and to the Board of Directors. Singh will start as CEO and join the Board effective today, June 29, 2026.

Singh has more than three decades of leadership experience across building products, consumer, technology, and manufacturing sectors. Most recently, he was CEO of The AZEK Company from 2016 to 2025, where he drove operational excellence, margin expansion, innovation, and culture transformation. During his tenure, Singh delivered profitable growth and meaningful EBITDA margin expansion, resulting in a significant increase in shareholder value.

“Following a comprehensive search process, the Board is pleased to appoint Jesse Singh as Fortune Brands’ next CEO. Jesse is a proven public-company executive with deep experience leading building products and branded consumer products businesses from his time at AZEK, 3M, and GE. With Jesse’s focus on operational excellence and outstanding record of success, we believe he is the right leader to build on Fortune Brands’ strong brands, channel positions and innovation capabilities to strengthen performance and generate long-term shareholder value,” said Non-Executive Chair of the Board Susan Kilsby.

Singh stated, “Fortune Brands has iconic brands, solid customer relationships and talented teams across its businesses. I see a compelling opportunity to build on the Company’s foundation and deliver durable value for customers, partners and shareholders.”

David Barry, who has been serving as Interim CEO, has been named Executive Vice President and Chief Operating Officer. In this role, Barry will work closely with Singh in the day-to-day leadership of the organization. Additionally, Interim CFO Ashley George will continue in her current role while the search for the Company’s next CFO continues.

“On behalf of the Board, I would like to thank Dave for the strong leadership he has provided since he was appointed Interim CEO on March 16. Dave has worked with our leadership team to meaningfully improve underlying business performance and ensure Fortune Brands continues to build momentum during this period of transition. We look forward to his continued contributions as he steps into the COO role,” Kilsby said.

“I am eager to work with the Board, Dave, Ashley and associates across the Company to strengthen execution, serve customers and unlock the full potential of the portfolio,” Singh said.

As previously disclosed, Fortune Brands has initiated a strategic review of the Fiberon business. Going forward, Kilsby will directly oversee the operations of the Fiberon business.

To learn more about Singh’s career history, please visit the Fortune Brands website.

Inducement Awards Pursuant to NYSE Rule 303A.08

In connection with Singh’s appointment as the Company’s new CEO and as an inducement for him to join the Company, the Company has agreed to grant to him, effective July 1, 2026, inducement awards in the form of a performance-based restricted stock unit award with respect to 850,000 shares of the Company’s common stock (the “Performance Award”) and a service-based stock option award with respect to 300,000 shares of the Company’s common stock (the “Option Award”).

The Performance Award is scheduled to vest with respect to 50% of the award on the third anniversary of the grant date and 50% on the fourth anniversary of the grant date, subject to the satisfaction of certain performance goals relating to average Company common stock price and to Singh’s continuous employment through the applicable vesting date. The Option Award is scheduled to vest in three equal installments on the first three anniversaries of the grant date, subject to Singh’s continuous employment through the applicable vesting date. Any shares received under the Performance Award and the Option Award must be retained for the duration of Singh’s employment, and following the termination of his employment for any reason, a minimum of 50% of the shares received under the Performance Award and the Option Award must be held by Singh for one-year post termination from the Company. The Performance

Award and the Option Award will each be granted to Singh outside of the Company’s 2022 Long-Term Incentive Plan as an employment inducement award under Section 303A.08 of the New York Stock Exchange Listed Company Manual.

About Fortune Brands Innovations

Fortune Brands Innovations, Inc. (NYSE: FBIN) is an industry-leading home, security and digital products company whose purpose is to elevate every life by transforming spaces into havens. The Company makes innovative products for residential and commercial environments, with a growing focus on digital solutions and products that add luxury, contribute to safety and enhance sustainability. The Company’s trusted brands include Moen, House of Rohl, Aqualisa, SpringWell, Therma-Tru, Larson, Fiberon, Master Lock, Sentry Safe and Yale residential. Learn more at www.fbin.com.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations for our business, operations, financial performance or financial condition in addition to statements regarding our expectations for the markets in which we operate, general business strategies, expected impacts from recently-announced organizational and leadership changes, ongoing succession planning, the market potential of our brands, trends in the housing market, the potential impact of costs, including material and labor costs, the other potential impacts of inflation, including consumer spending, expected capital spending, expected pension contributions or de-risking initiatives, the expected impact of acquisitions, dispositions and other strategic transactions, the anticipated impact of recently issued accounting standards on our financial statements, and other matters that are not historical in nature. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “outlook,” “positioned,” “confident,” “opportunity,” “focus,” "on track" and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may,” and “could” are generally forward-looking in nature and not historical facts. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on current expectations, estimates, assumptions and projections of our management about our industry, business and future financial results, available at the time this press release is issued. Although we believe that these statements are based on reasonable assumptions, they are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those indicated in such statements, including but not limited to: (i) our reliance on the North American and Chinese home improvement, repair and remodel and new home construction activity levels, (ii) the housing market, downward changes in the general economy, unfavorable interest rates or other business conditions, (iii) the competitive nature of consumer and trade brand businesses, (iv) our ability to execute on our strategic plans and the effectiveness of our strategies in the face of business competition, (v) our reliance on key customers and suppliers, including wholesale distributors and dealers and retailers, (vi) risks associated with our recent leadership changes and our search process to identify our next CEO and CFO, (vii) risks relating to rapidly evolving technological change, (viii) risks associated with our ability to improve organizational productivity and global supply chain efficiency and flexibility, (ix) risks associated with global commodity and energy availability and price volatility, as well as the possibility of sustained inflation, (x) delays or outages in our information technology systems or computer networks or breaches of our information technology systems or other cybersecurity incidents, (xi) risks associated with doing business globally, including changes in trade-related tariffs (including recent U.S. tariffs announced or imposed on China, Canada, Mexico and other countries and any reciprocal actions taken by such countries) and risks with uncertain trade environments, (xii) risks associated with the disruption of operations, including as a result of severe weather events, (xiii) our inability to obtain raw materials and finished goods in a timely and cost-effective manner, (xiv) risks associated with strategic acquisitions, divestitures and joint ventures, including difficulties integrating acquired companies and the inability to achieve the expected financial results and benefits of transactions, (xv) impairments in the carrying value of goodwill or other acquired intangible assets, (xvi) risks of increases in our defined benefit-related costs and funding requirements, (xvii) our ability to attract and retain qualified personnel and other labor constraints, (xviii) the effect of climate change and the impact of related changes in government regulations and consumer preferences, (xix) risks associated with environmental, social and governance matters, (xx) potential liabilities and costs from claims and litigation, (xxi) changes in government and industry regulatory standards, (xxii) future tax law changes or the interpretation of existing tax laws, and (xxiii) our ability to secure and protect our intellectual property rights. These and other factors are discussed in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 27, 2025. We undertake no obligation to, and expressly disclaim any such obligation to, update or clarify any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or changes to future results over time or otherwise, except as required by law.

Source: Fortune Brands Innovations, Inc.

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